Exhibit 99.1

BJ’S RESTAURANTS, INC.

February 27, 2014 – Analyst Day

BJ’s

One for all.

BJ's Restaurants, Inc.

Safe Harbor

Certain statements in the following presentation and all other statements that are not purely historical constitute "forward-looking" statements for purposes of the Securities Act of 1933 and the Securities and Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. Such statements include, but are not limited to, those regarding expected comparable restaurant sales and margin growth in future periods, total potential domestic capacity, the success of various sales-building and productivity initiatives, future guest traffic trends, construction cost savings initiatives and the number and timing of new restaurants expected to be opened in future periods. These "forward-looking" statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those projected or anticipated. Factors that might cause such differences include, but are not limited to: (i) our ability to manage an increasing number of new restaurant openings, (ii) construction delays, (iii) labor shortages, (iv) increase in minimum wage and other employment related costs, including the potential impact of the Patient Protection and Affordable Care Act on our operations, (v) the effect of credit and equity market disruptions on our ability to finance our continued expansion on acceptable terms, (vi) food quality and health concerns, (vii) factors that impact California, where 64 of our current 147 restaurants are located, (viii) restaurant and brewery industry competition, (ix) impact of certain brewery business considerations, including without limitation, dependence upon suppliers, third party contractors and related hazards, (x) consumer spending trends in general for casual dining occasions, (xi) potential uninsured losses and liabilities due to limitations on insurance coverage, (xii) fluctuating commodity costs and availability of food in general and certain raw materials related to the brewing of our handcrafted beers and energy, (xiii) trademark and service-mark risks, (xiv) government regulations and licensing costs, (xv) beer and liquor regulations, (xvi) loss of key personnel, (xvii) inability to secure acceptable sites, (xviii) legal proceedings, (xix) other general economic and regulatory conditions and requirements, (xx) the success of our key sales-building and related operational initiatives, and (xxi) numerous other matters discussed in the Company's filings with the Securities and Exchange Commission, including its recent reports on Forms 10-K, 10-Q and 8-K. The "forward-looking" statements contained in this presentation are based on current assumptions and expectations and BJ's Restaurants, Inc. undertakes no obligation to update or alter its "forward-looking" statements whether as a result of new information, future events or otherwise.

At BJ's, we're pursuing **AMAZING for one and all.**

2

Welcome

&

Overview

Greg

Trojan

President

&

Chief

Executive Officer

3

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Agenda Speaker Topic Time

Casual dining and currentindustry trends Greg Trojan BJ’s history of success 08:30

09:15 President & CEO Strategies to reignite sales Tim Ble CEO, eMaxx Partners Telling our brand story 09:15 --? 09:35 Wayne Jones Chief Restaurant Opera ons

OFFcer Project Q

– Improving our way of

doing

business

09:35

10:00

Break 10:00 10:10 Greg Lynds Chief Development Offcer Growth through eccient use of capital

10:10

10:25

John

Allegre o

Chief

Supply

Chain

Officer

Reducing

our

opera ng

costs

10:25

--

10:40

Greg

Levin

Chief

Financial

Officer

Financial

success

through

margin

improvement

10:40

-

11:00

Q&A

11:00

11:45

Break

11:45

--

12:00

Test

Kitchen

Visit

/

Project

Q

/

Lunch

12:00 --? 01:00

4	BJ’S Restaurants, Inc. At BJ’s, we’re pursuing AMAZING for one and all

BJ’s

Restaurants

Overview

147

restaurants

in

17

states

Our

restaurants

feature:

Broad,

diversi?ed

menu

for

any

dining

occasion

Signature

menu

items

including

deep

dish

pizza

and

craft

beer

Contemporary, high

quality,

“casual

plus”

positioning

Industry--?leading

average

unit

volumes of approximately

$5.7 million

Average

guest

check

of

approximately

$14.00

5

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Current

Footprint

TOTAL

–

147

4
3
5
5	1
1	4
2	2

64 1

1	3 6 29
1

15

6

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ's Restaurants, Inc.

Changing Landscape of Casual Dining

Then

- Growth industry (2000-2007)
  - Sales CAGR 6.5%[1]
  - Guest traffic positive
- Favorable demand economics
  - Elevated consumer credit
  - Two income households
  - Growth in baby boomers
- Chain restaurants pursue aggressive unit growth

Now

- Mature segment (2008-2013)
  - Sales CAGR 3.2%[1]
  - Guest traffic negative
- Demand flat
  - Stagnant wages
  - Economic uncertainty
  - Meals away from home expected to be flat
- Market share battle
  - Limited innovation
  - Fast casual providing the convenience and quality of casual dining

[1] *Source: MillerPulse Industry Forecast, February 2014*

At BJ's, we're pursuing AMAZING for one and all.
7

Casual

Dining

–

5th

Straight

Year

of

Declining Traffic Components of Spending (Y/Y % Change) 3% 2% 2% 2% 2% 3% 1% 2% 2% 0% 0% --?1% --?2% --?2% --?2%

--?2% Check --?3% --?2% Tra?c --?3% --?4% 2008 2009 2010 2011 2012 2013E Source:

The

NPD

Group

/

CREST®

8

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

5--?Year

Cumulative

Comp

Sales

vs.

Industry

15.0%

13.5%

BJ’s

Knapp

Track

10.0%

6.6%

5.6%

5.0%

3.2%

--?1.1%

0.0%

1.5%

0.5%

--?0.5%

--?0.8%

--?1.4%

--?5.0%

--?5.6%

--?5.5%

--?10.0%

2009

2010

2011

2012

2013

Cumulative

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Current

Comp

Sales

Environment

External

Factors

Internal

Factors

“Average Joe” isn’t par cipa n in “Middle of the menu” affordability the recovery Increased competition due

to

Speed

and

service

resumption

of

moderate

to

aggressive

unit

growth

Consistency

of

food

execution

Our

own

cannibaliza on

(mature

markets)

Hospitality

and

approachability

Honeymoon

impact

Branding

and

awareness

Weather

in

key

markets

Competitive

promoons

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’s

A

Leader

in

AUV

and

Cash

Flow

Average

Unit

Volume

$12,000 $10,100 $10,000 $8,000 millions $5,700 in $6,000 $5,100 $4,600 $4,100

$3,500 $3,200

$4,000 $3,000 $2,900 $2,800 $

$2,000 $--

Cheesecake BJ’s Brio Olive Garden Texas Bravo Bonefish Grill Chili’s Red Robin Buffalo Wild Roadhouse Wings

Cash Flow per Unit

$1,889 $2,000

$1,600

$1,109 $1,200 millions $926 $897 in $754

$800 $645 $636

$521 $519 $508

$

$400

$--

Cheesecake BJ’s Brio Olive Garden Texas Bonefish Grill Bravo Red Robin Chili’s Buffalo Wild Roadhouse Wings

Source:

June

2013

RBC

Capital

Markets

industry

report

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’s

--?

A

Leader in Productivity Sales per Square Foot $1,000 $887 $701 $750 $640 $638 $607 $590 $575 $501 $490 $467 $500 $250

\$--? Cheesecake BJ’s Chili’s Brio Olive Garden Texas Bone?sh Grill Red Robin Bu?alo Wild Bravo Roadhouse Wings Guests per Square Foot 70 61 60 50 46 46 50 43 40 39 37 28 30 25

20

16

10

0

BJ’s

Cheesecake

Brio

Chili’s

Red

Robin

Texas

Olive

Garden

Bu?alo

Wild

Bone?sh

Grill

Bravo

Roadhouse

Wings

Source:

June

2013

RBC

Capital

Markets

industry

report

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Strategies

to

Reignite

Sales

A?ordability

Speed

Branding

&

Awareness

Food

Quality

&

Innovation Hospitality

&

Approachability

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Affordability

Brewhouse

Burgers

Full

margin

menu

item

that

increases

middle

of

the menu a?ordability Introduced November 2013 Starting

at $6.95 Average of $7.90 One of our most successful launches ever, selling at almost half the rate of

all

our

pizzas

combined

Sold

at

a

rate

of

3.0/100

in

test

Now

selling

at

4.8/100

FSI

/

Digital

/

POP

promotion

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Affordability

New

menu

Majority

of

new

items

under

$10.00

New

happy

hour

program

Building

on

strength

$4,

$5,

$6

O?

peak

meal

periods:

24%

of

sales

Tiered

menu

pricing

5

pricing

tiers

based

on

local

market

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Food

Quality

&

Innovation

New

menu

innovation

Launched

February 25th On trend menu items Kale and Brussels

Sprouts

Salad

Mediterranean

Chicken

Pita

Tacos

New

“American”

Classics

Roast

Beef

Dip

Angel

Hair

Classico

11

additions/5

revisions/15

deletions

Initial

menu

test

in

Chino

Hills,

CA

High

re--?order

intent

High

incident

rates

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Food Quality & Innovation

Spring

and

Summer

menu

items

Starter

salads

Additional

steaks

New

appetizer

category

Entrée

salads

Project

Q

continuation

Ongoing

evaluation

of

existing

menu

items

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Strategies

to

Reignite

Sales

A?ordability

Branding

Food

Quality

&

Speed

&

Innovation

Awareness

Hospitality

&

Approachability

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Hospitality & Approachability

Introducing

our

Direct

Connect

Program

Net

promoter

score

Utilizing

loyalty

program

for

guest

feedback

Averaging

over

450

guest

comments

per

day

Ability

to

immediately

respond

to

guest

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Hospitality

&

Approachability

Making

BJ’s

Amazing

(MBA)

program

Training

program

for

team

members

Guest

engagement

focused

Social

media

aggregator

Monitoring

social

media

sites

Engaging

with

guests

Approachable

restaurant

design

Casual/inviting

interior

“Project

Friendly”

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Strategies

to

Reignite

Sales

A?ordability

Branding

Food

Quality

&

Speed

&

Innovation

Awareness

Hospitality

&

Approachability

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Speed

Mobile

Pay

Order

Ahead

Pay

at

the

table

Place

orders

before

without

waiting

for

arriving

check

Place

orders

while

Rolled

out

February waiting for a 2014 Target

roll

out

reduc on

in

dining

me

Guests

control

their

dining

pace

Increase

throughput

Improve

guest

frequency

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Mobile

Order

Ahead

Demo

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Mobile

Order

Ahead

–

Order

Confirmation

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Mobile

Pay

Demo

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Strategies

to

Reignite

Sales

A?ordability

Branding

Food

Quality

&

Speed

&

Innovation

Awareness

Hospitality

&

Approachability

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Branding

&

Awareness

Total

budget

of

$20

million

Increase

of

$3

million

from

2013

Shis Less print media Increased TV, digital, mobile and social media Increased media weeks and impressions

Launch

new

brand

posioning

and

creative

New

branding

media

commences

in

early

March

2014

Total

Q1

2014

spending

of

$5.5

million

vs.

$3.4

million

in

Q1

2013

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

2014

Branding

and

New

Menu

Launch

Plan

Television

3

weeks

50%

of

restaurants

14M

households

Print

(FSI)

Launch

Digital

4

page

format

4

weeks

All

markets

Plan

All

markets

4.6M

households

106M

impressions

Loyalty/E--?Club

2

introductory

blasts

All

markets

1M

members

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Telling

Our

Brand

Story

Tim

Blett

CEO,

eMaxx

Partners

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

The

End

Game:

Creang

Social

Energy

Create social energy around the BJ’s brand by doing

a better job of telling our brand story

modern brands

social energy

Use

unconventional

communications

?Engage

consumers

with ideas, not just messages ?Are great at telling stories Curiosity to discover, explore and learn

more

A

relationship

based

on

shared

values

A

relationship

where

positive

word

of

mouth

is

generated

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Brand

Immersion

&

Research

Methodology

BJ’s

team

member

survey

Executive

leadership

interviews

Premier

rewards

survey

Awareness,

Trial

&

Usage

survey

(2013)

Social

media

&

online

audit

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Brand

Pillars

(di?erentiators)

Menu

Variety

$25

Occasion

Experience

for

Variety

a

$14

Check

The

One

Place

for

All

Handcrafted

High--?Quality

Beer

Food

High--?energy,

Contemporary

Atmosphere

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Our brand

Promise

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

One simple

PHRASE

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

One for all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

At BJ’s, we’re pursuing amazing for one and all

One for all SM

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

This idea taps into BJ’s belief system. One that has declared to redefine and reshape how the community thinks about casual dining. It’s a passionate commitment to surprise and delight each guest, each time they visit the restaurant.

It might be the selection, atmosphere, or value. In any case, this new brand campaign will demonstrate in entertaining ways how our guests currently experience BJ’s.

For those inclined, we’ll also provide a peek under the tent into how BJ’s does it—pursuing amazing for one and all.

Pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

All the SERVICE

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

all the

SKILLS

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

All the ways YOU MAKE BJ’S AMAZING

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

When we are AMAZING, we become the one place for all.

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Over 120 menu items. 50 craft beers.

One unbeatable attitude.

At BJ’s Restaurant and Brewhouse, we’re pursuing amazing for one and all.

One for all

VIDEO CONTENT: DIGITAL/WEBSITE/TV/SOCIAL

Pizookie Princess

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Over 120 menu items. 50 craft beers.

One unbeatable attitude.

At BJ’s Restaurant and Brewhouse, we’re pursuing amazing for one and all.

VIDEO CONTENT: DIGITAL/WEBSITE/TV/SOCIAL

HopStorm

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

One for all

Join in the pursuit of amazing

Offering 120 menu items in pursuit of AMAZING

BANNERS PURSUING AMAZING

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BANNERS PURSUING AMAZING

One for all Discover over 120 menu items, 50 craft beers and 1 unbeatable attitude now

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BANNERS PURSUING AMAZING

One for all join in the pursuit of amazing

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BANNERS PURSUING AMAZING

One for all join in the pursuit of amazing

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

ONE FOR ALL

Over 120 menu item, 50 craft beers, and 1 unbeatable attitude. All inside.

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Brand Essence Video

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Project

Q

–

Improving

our

Way

of

Doing

Business

Wayne

Jones

EVP,

Chief

Restaurant

Operations

Ocer

To

develop

the

optimal

menu,

recipes,

kitchen

processes

and

sourcing

decisions

which

enable

us

to

maximize

our

ability

to

consistently

deliver

quality

and craveable BJ’s food and beverages BJ’S Restaurants, Inc. At BJ’s, we’re pursuing AMAZING for one and all

BJ's Restaurants, Inc.

Project Q Overview

- **Project Q drives improvements across our business**
  - Drives more consistent food quality
  - Improves kitchen efficiency
  - Expands kitchen capacity
  - Holistic approach to menu decisions
- **Open solicitation of improvement ideas from operators**
  - Nearly 300 ideas received
  - 80 ideas implemented
- **How do we measure its effectiveness?**
  - Theoretical food cost variance
  - Food comps/voids/adjustments
  - Peak cook times
  - New restaurant performance

At BJ's, we're pursuing **AMAZING for one and all.**

60

Menu

Item

Growth/Complexity

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Delivering

Tangible

Results

--?

Comp

Restaurants

January

2014

January

2013

Improvement

Theoretical

Food

Cost

Variance

1.72%

1.95%

23

basis

points

Food

–

Comps/Voids/Adjustments

0.24%

0.31%

7

basis

points

Peak

Meal

Period

Cook

Times

12:31

minutes

12:48 minutes

17 seconds

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Delivering

Tangible

Results

--

New

Restaurant

Eciency

Project

Q

NRO

2012/2013

NRO

Improvement

Theoretical

Food

Cost

Variance

--2.13%

--2.46%

33

basis

points

Food

–

0.50% 0.66% 16 basis

points

Peak

Meal

Period

Cook

Times

14:23

minutes

14:39

minutes

16 Kichen Leverage (720) (812) 92 hours 63 Note: Evaluation period: 10 weeks

post--opening

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all Delivering Tangible Results Then Why Change?

Now Results 6 oz. Salad Bag Reduce Prep Labor 6 oz. Scoop Improved Quality Line Speed Faster Line Prepara on Improve

Quality and Supply Cost Savings Presenta on Shrimp Skewers Reduce Prep Labor Shrimp in Bag Cook

Line Speed Eliminate Line Improved Quality Crossover Supply Cost Savings Improved Quality Deep Dish Pizza

on

Plate

Improve

Line

Speed

Deep

Dish

Pizza

in

Pan

Faster

Handling

Time

Authen city

Cook

Line

Speed

Guest

Feedback

Improved

Guest

Perception

Chicken

Handling

Improve

Quality

Chicken

Handling

Reduced

Inventory

Reduce

Inventory Eliminated Force Thawing Save water

Improved

Quality

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

2014

Project

Q

Initiatives

Product

outsourcing

Improve

product

quality

and

consistency

Reduce

prep

labor

Examples:

lemon

sauce,

tamarind, cream cheese, sesame soy, pomace oil vs. blended olive oil,

breaded arti chokes, jambalaya broth and Pizookie production Menu complexity Eliminate single use items and improve processes

Simplify unnecessary complexity Kitchen

e?ciency

AM/PM

kitchen

display

system

(KDS)

routing

to

eliminate

bottlenecks

Developing

the

“Kitchen

of

the

Future”

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Break

10:00

–

10:10

Growth

Through

E?cient

Use

of

Capital

Greg

Lynds

Executive

VP

&

Chief

Development

O?cer

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

National

Development

Environment

New

projects

in

entitlement

phase

Focus

on

experiential

retail

Regional

mall

owners

drive

proactive

anchor

redevelopment

Outlet

center

boom

Reinvestment

in

existing

middle

market

centers

Increased

competition

for sites

Landlords

looking for quality merchandise

mix

Fast casual

boom Diculty in permiting

process

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Preferred

Tenant

Status

With

Developers

Leader in guest traffic per square foot Strong lunch, mid-- afternoon, dinner and late night dayparts High guest traffic drives sales and appeals to development co-- tenancy Attractive check

average

in

the

$14

range

Strong

balance

sheet

with

access

to

capital

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Sales

Productivity

Makes

BJ’s

a

Preferred

Tenant

Average

Unit

Volume

$12,000 $10,100 $10,000 $8,000 millions $5,700 in $6,000 $5,100 $4,600 $4,100 $3,500 $3,200

$3,000 $4,000 $2,900 $2,800 $ $2,000 $0 Cheesecake BJ’s Brio Olive

Texas

Bravo

Bonefish Chili’s Red Robin Buffalo Wild Garden Roadhouse Grill

Wings

Guests

per

Square

Foot 70 61 60 50 46 46 50 43 40 39 37 28 30 25

20 16 10 0

BJ’s

Cheesecake

Brio

Chili’s

Red

Robin

Texas

Olive

Bualo

Bonesh

Bravo

Roadhouse

Garden

Wild

Wings

Grill

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Return Focused

Development

Strategy

Buxton

Analysis

(December

2011)

indicates

425+

nationally

BJ’s

real

estate

indicates

450+

Leverage guest tra?c metrics into aractive lease economics Ongoing cluster strategy leverages Supervision Supply chain

Marketing/brand

awareness

Improve

unit

level

returns

Target

25%

cash

on

cash

return

today

Target

30%+

cash

on

cash

return

with

new

prototype

Site

Criteria

Trade

area

attributes

–

consumer

Population

of

100,000

within

5

miles

Average

household

income

within

3

miles

is

$65,000

15

minute

drive

me

? Trade

area

a ributes

–

commercial

? Strong

o?ce/employment

base

within

trade

area

? Solid

retail

and

consumer

tra?c/regional

shopping

areas

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Runway

for

Growth

Significantly less penetrated than comparable casual dining restaurants

Number

of

Restaurant

Locations

2,000

Number

of

Restaurant

Loca ons

1,860

1,800

1,600

1,400

1,266

1,200

1,000

990

822

770

800

678

600

462

406

400

200

147

0

BJ’s

Texas

RH

Red

Robin

Red

Lobster

Outback

Olive

Garden

Bu?alo

Wild

Chili’s

Applebee’s

Wings

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Current Footprint

TOTAL

–

147

4
3
5
5	1
1	4
2	2

64 1

1	3 6 29
1

15

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Factors

for

New

Market

Penetra on

? Sales

poten al

? Retail

and

other

restaurant

sales

? Demographic

profile

–

popula on,

income,

day me

? Macroeconomic

factors

? Employment

growth

? Population

growth

? Other

factors

? Minimum

wage

and

operating

cost

environment

? Construction

costs

? Supply

chain

? Buxton

analysis

of

trade

areas

Continued Interstate/Cluster Strategy

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Enhancing

New

Restaurant

Return ? New Prototype 7,000 ? Reduce square footage by 20% ? Reduce investment cost by

$1M

? Optimize

site

costs

and

patios

? Value

engineer

mechanical,

lighting

and

?nish

package

? “Kitchen

of

the

Future”

to

enhance

produc vity

? New

loca ons

structured

to

deliver

higher

returns

while

retaining

BJ’s

“casual

plus”

posio ning

? “Project

Friendly”

–

invi ng/approachable

interior

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Prototype Targets Prototype Targets Existing Proto 6A Proto 6A Proto 7,000 Sq Footage 9,166 9,166 7,363

Seats 267 267 228 Tables 71 71 69 Gross Cost $ 5. 0 $ 4. 6 $ 4. 0 TI Allowance ($0.5) ($0.4) ($0.4) Net Cost $ 4. 5

$ 4. 2 $ 3. 6 Gross

Cost/Sq

Ft $545 $502 $543

Sales/Sq

Ft $655 $709 $761

Sales/Seat $22,472 $24,345 $24,561

Mature

Statistics

AUV $5.5M

--?

$6.5M

$

6.5

$

5.6

RLCF

$ $1.0M

--?

$1.3M

$

1.

4

$

1.

2

RLCF

% 19%

--?

20% 20.8% 20.8%

Cash

on

Cash

Return 25%

--?

30% 32.3% 32.4%

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

New

Prototype

a

Proven

Format

Year

Opened 2003 2004 2005 2005 2005 2008

Proto

7,000 San Jose Summerlin Moreno Valley Sugarland Corona Del Amo Sq Footage 7,363 6,800 7,805 7,400 7,805 7,505 7,300 Seats 228 210235

230 235 230 230 Tables 69 54 58 55 58 55 59 Gross Cost $ 4.0 $ 2.7 $ 2.9 $ 2.8 $ 3.4 $ 2.6 $ 4.7 TI Allowance ($0.4) ($1.0) ($1.3) Net Cost $ 3.6 $ 2.7 $ 2.9 $ 2.8 $ 3.4 $ 1.6 $ 3.4 Gross Cost/Sq Ft $543 $400 $374 $382 $434 $352 $643 Sales/Sq Ft $761 $1,106

$883 $833 $698 $709 $934

Sales/Seat $24,561 $35,802 $29,327 $26,793 $23,183 $23,136 $29,641 Mature Statistics AUV 6 $ 7. 5 $ 6. 9 $ 6. 2 $ 5. 4 $ 5.

3 $ 6. 8 RLCF $ $ 1.2 $ 1.9

$

1.5

$

1.5

$

1.4

$

0.9

$

1.4

RLCF

% 20.8% 24.9% 21.6% 24.0% 26.2% 17.6% 21.0%

Cash

on

Cash

Return 32.4% 68.9% 51.0% 52.3% 42.2% 57.3% 41.5%

Note:

Sugarland’s

restaurant

level

cash

flow

is

higher

because

the

land

was

purchased

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Proto

6A

Elevati

On

Proto

7,000

Elevation

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Reducing

Our

Operating

Costs

John

Allegretto

Chief

Supply

Chain

O?cer

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Cost

Savings

Plan

–

Operating/Occupancy

Costs

Operan g/Occupancy

Costs

Cost

savings ini a ves (per Restaurant Week) designed to o?set e?ective $25,000 in?ation of approximately 1.7% $20,000 $15,000 Approximately $1,000 per operating week savings by $10,000 2016 § $76M annually based on $5,000 current operating

weeks

$--?

2010

2011

2012

2013

2016

Without

Savings

Plan

With

Savings

Plan

Note:

Excludes

marketing

Note:

2011

includes

53

weeks

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Cost

Savings

Process

Develop Spend

Assessment & Implement Tracking Analysis Strategies

Delivery/Other

7.4%

Delivery/Other

7.4%

Kitchen

&

Dining

Room

Supplies

Cash

Handling

23.0%

10.8%

R&M

17.2%

U li es

21.3%

Insurance/Taxes

20.3%

Note:

Spend

analysis

excludes

rent

and

marketing

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Operating/Occupancy

Cost

Savings

Initiatives

Strategic

sourcing

of

smallwares

and

table

top

supplies

U lity

supply

and

demand

management

National

repair

and

maintenance

contracts

Centralized

facilities

and

equipment

maintenance

tracking

Restaurant

level

preventative

maintenance

Key

supplier

spend

management

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

FY

2014

Projected

Annualized

Savings

(to

date)

Category

Savings

Dinnerware

$823,000

Energy

$517,000

Trash

$347,000

Linen

$344,000

Dining

supplies

$191,000

Flatware

$80,000

Armor

car

$65,000

Paper

$60,000

Janitorial

&

cleaning

$60,000

Kitchen

supplies

$58,000

Glassware

$10,000

Total

$2,555,000

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

2014

Commodity

Cost Outlook BJ’s “commodity basket” expected to increase 1%--?2% 50% of commodities are locked down for FY 2014 Commodity % Food Usage Comments 60% locked through Q4 F’14; Addi onal 10% locked through Q2 Grocery 18% F’14; 30% quarterly

or

spot

Meats

16%

Monthly

and quarterly Produce 12% 80% spend locked through Q2 F’14 Shrimp through Q2 F’14; Mahi through FY 2014; Salmon spot Seafood 12%

market Poultry 11% Contracted through FY 2014 Soups/Sauces/Dressings 8% 95% contracted through

Q4

F’14

Dough/Bread/Pasta/Rice

8%

Contracted

through

FY

2014

Cheese

7%

Spot

market

(currently)

Soda

4%

Contracted

through

FY

2014

Dairy

4%

Spot

market

(currently)

Shortening

1%

Contracted

through

Q2

F’14

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Financial

Success

through

Margin

Improvement

Greg

Levin

Executive

VP,

Chief

Financial

O?cer

and

Secretary

Q1

2014

Key

Metric

Expectations

(1)

Menu pricing +1.7% with new menu (launched2/25/14) Restaurant weeks ~1,905 Cost of sales

~25%

Labor

36.5%

--?

37.0%

~$24,000

per

operating

week

Opera ng/Occupancy

(includes

$2,900

in

marketing)

Restaurant

level

margins

15%

--?

16%

Pre--?opening

$1.5M

--?

$2.0M

Tax

rate

~28%

Diluted

shares

~29M

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

(1)

As

disclosed

February

19,

2014

BJ’s

Longer

Term

Financial

Plan

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

Costs Restaurant level cash now Double digit restaurant (19%+) week growth (10%--?12%) Opera ng cost savings

Modest

comparable

sales

strategies

EPS

growth

growth

>

revenue

growth

(~2%)

G&A

growth

<

revenue

growth

Rising

ROIC

Deprecia on

leverage

from

lower

capital

investment

Revenue

é

Results

é

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

3--?Year

Target:

Restaurant

Level

Cash Flow Margins 21.0% 6.6% 7.0% 20.5% 5.6% 150 bps 6.0% improvement 20.0% 5.0% 19.5% 4.0% 19.0% 3.2% 3.0% 18.5%

2.0%

18.0%

1.0%

17.5%

--?0.3%

0.0%

17.0%

--?0.8%

--?1.1%

16.5%

--?1.0%

18.2%

18.5%

19.5%

20.4%

19.4%

17.5%

19.0%+

16.0%

--?2.0%

2008

2009

2010

2011

2012

2013

2016P

RLCF

%

Comp

Sales

Note:

2011

includes

53

weeks

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

3--?Year

Target:

Adjusted

Opera ng

Income

Margin

230

bps

8.0%

improvement

7.3%

7.0%

6.1%

6.0%

6.0%+

6.0%

5.0%

4.7%

3.8%

4.0%

3.7%

3.0%

2.0%

1.0%

0.0%

2008

2009

2010

2011

2012

2013

2016P

Note:

2011

includes

53

weeks

BJ’S Restaurants, Inc.

At BJ’s, we’re pursuing AMAZING for one and all

3--?Year

Target:

ROIC

220

bps

improvement

10.0% 8.8% 9.0% 8.4% 7.8% 8.0% 8.0% 7.3% 7.0% 6.2% 5.8% 6.0%

5.0%

4.0%

3.0%

2.0%

1.0%

0.0%

2008

2009

2010

2011

2012

2013

2016P

Note:

2011

includes

53

weeks

Note:

2013

ROIC

based

on

normalized

tax

rate

of

28%

3--?Year

Target:

Operating

Cash

Flow

&

Net

CapEx

$180

$160

$133 $140 $120 $112 $108 $92 $100 $79 $80 $68 $60 $60

$40

$20

$59 $68 $75 $81 $88 $96 $153 2008 2009 2010 2011 2012 2013 2016P Operating Cash Flow ($M) Net Capex ($M) Note:

2011

includes

53

weeks

Current

Balance

Sheet

and

Capital

Structure

Balance

sheet

as

of

December 31, 2013 Cash

and investments of $33 million Total assets of $620 million No funded debt Stockholders’ equity of $401 million 2014 CapEx Approximately $105 million gross and $93 million net Available credit

line

$75

million

(for

LCs

and

backstop

liquidity)

Es mated

$15M--?$20M

in

owned

proper es

that

can

be

mone zed

Financial

strength

and

?exibility

to

pivot

capital

priori es

to

op mize

shareholder

value

Q&A

Greg

Trojan

Tim

Blett

Wayne

Jones

Greg

Lynds

John

Allegretto

Greg

Levin

Lunch

Join

us

in

our

test

kitchen

at

12:00pm

for

a

look

at

Project

Q

in

ac on

and

a

lunch

tasting

featuring

some

of

our

new

and

test

menu

items

Appendix:

Financial

Reconciliatins

Note:

2011

includes

53

weeks